                                   EXHIBIT 21
                           FLEET FINANCIAL GROUP, INC.
                         SUBSIDIARIES OF THE REGISTRANT

SUBSIDIARY                                                                    JURISDICTION OF INCORPORATION
----------                                                                    -----------------------------
Fleet Financial Group, Inc.  (name holder only)                                         Delaware

Fleet Bank - NH                                                                         New Hampshire
     FFG Asset Holding Company II, Inc.                                                 Rhode Island
     National Mortgage Company, Inc.                                                    New Hampshire
     NH Lafayette Properties, Inc.                                                      Delaware
     NH Red Brick Properties, Inc.                                                      Delaware

Fleet Bank of Maine                                                                     Maine
     Maine Credit Holdings, Inc.                                                        Rhode Island
     ME Saturn Properties, Inc.                                                         Delaware
     ME Orion Properties, Inc.                                                          Delaware

Fleet National Bank                                                                     United States
     Fleet Bank (RI), National Association                                              United States
              Fleet (Delaware) Insurance Agency Services, Inc.                          Delaware
                  Fleet (Delaware) Consumer Services, Inc.                              Delaware
              Fleet Credit Card Holdings, Inc.                                          Delaware
                  Fleet Credit Card Services, L.P.  (98.73%)
                      Fleet Insurance Company                                           Arizona
                      Fleet Life Insurance Company                                      Arizona
     Columbia Management Co.                                                            Oregon
     Columbia Financial Center Incorporated                                             Oregon
     Columbia Funds Management Company                                                  Oregon
              Columbia Trust Company  (79% owned by Columbia Funds
                  Management Company and 21% owned by Fleet National Bank)              Oregon
     The Providence Group Investment Advisory Company                                   Rhode Island
     FFG Asset Holding Company VII, Inc.                                                Rhode Island
     FFG Asset Holding Company III, Inc.                                                Rhode Island
     RECOLL Management Corporation                                                      Rhode Island
     Onyx Properties Limited Partnership  (99% owned by Fleet National Bank and
              1% owned by GTT Corp.)
     GTT Realty Limited Partnership (99% owned by Fleet National Bank and
              1% owned by GTT Corp.)
     Fleet Insurance Agency Corp. - Connecticut                                         Connecticut
     Fleet Insurance Agency Corporation                                                 Massachusetts
     The Stamford Fidelity Realty Company, Inc.                                         Connecticut
     CNB Equity Corporation                                                             Connecticut
     CB Asset Recovery Incorporated                                                     Connecticut
     NEMAC Escrow Corp.                                                                 Connecticut
     NEMAC, Inc.                                                                        Connecticut
     Fleet Mortgage Group, Inc.                                                         Rhode Island
              Fleet Mortgage Securities, Inc.                                           Rhode Island
              Fleet Mortgage Corp.                                                      South Carolina
                   Norstar Mortgage Corporation                                         New York
              Fleet Mortgage Asset Management Corp.                                     Rhode Island
              Fleet Mortgage Reinsurance Company, Inc.                                  Rhode Island

                                   EXHIBIT 21
                           FLEET FINANCIAL GROUP, INC.
                         SUBSIDIARIES OF THE REGISTRANT

                                   (Continued)

SUBSIDIARY                                                                    JURISDICTION OF INCORPORATION
----------                                                                    -----------------------------
     Fleet Holding Corp.                                                                Rhode Island
              Fleet Capital Corporation                                                 Rhode Island
                   AdFleet, Inc.                                                        Connecticut
                   Industrial National Leasing Corporation                              Massachusetts
                   Industrial Leasing Corporation of Fitchburg, Inc.                    Massachusetts
                   OneFed Leasing Corporation                                           Rhode Island
                   Industrial Leasing Corporation of Massachusetts, Inc.                Massachusetts
                   Industrial Leasing Corporation of Springfield, Inc.                  Massachusetts
              Fleet Precious Metals Inc.                                                Rhode Island
              AFSA Data Corporation                                                     Delaware
                   Benova, Inc.                                                         Oregon
              North East Hillcroft, Inc.                                                Texas

     Fleet RI Holding Corp.                                                             Rhode Island
              FIS Securities, Inc.                                                      Delaware
              Fleet Investment Advisors Inc.                                            New York
              Fleet Investment Services, Inc.                                           Rhode Island
              Investment & Insurance Services, Inc.                                     Rhode Island
              Investment & Insurance Services, Inc.                                     Maine
              Investment & Insurance Services, Inc.                                     Connecticut
     Fleet Associates, Inc.                                                             Rhode Island
     RI Waterman Properties, Inc.                                                       Delaware
              Broadmoor Property Associates  (50%)
              Wamsutta Associates  (50%)
     RI Hillcroft, Inc.                                                                 Delaware
     Fleet Investment Funding Corp.                                                     Rhode Island
              Meca Software, LLC  (16%)                                                 Delaware
     Fleet Land Company                                                                 Rhode Island
     Poorman-Douglas Corporation                                                        Rhode Island
     Felton Management Corporation                                                      Massachusetts
              Felton Real Estate Limited Partnership  (99% owned by Fleet National
                  Bank and 1% owned by Felton Management Corporation)
     WSB Property Management Company                                                    Massachusetts
     Sterling Investment Corporation I                                                  Massachusetts
     Fleet Trade Services, Limited                                                      Hong Kong
     Metro Plaza, Inc.                                                                  Massachusetts
     BancNewEngland Mortgage Company, Inc.                                              Rhode Island
     Plymouth, Incorporated                                                             Florida
     Dade Investment Services, Inc.                                                     Florida
     FFG Asset Holding Company VIII, Inc.                                               Rhode Island
     FFG Asset Holding Company X, Inc.                                                  Rhode Island
     FFG Asset Holding Company XI, Inc.                                                 Rhode Island
     FFG Asset Holding Company IX, Inc.                                                 Rhode Island
     FFG Asset Holding Company A, Inc.                                                  Rhode Island
              Fleet Funding, Inc.                                                       Massachusetts
     Colex Realty Limited Partnership (99% owned by Fleet National Bank and
              1% owned by DBT Corp.)
     Kendall Realty Trust                                                               Massachusetts
     FNB Realty Trust                                                                   Massachusetts
     SB Asset Recovery Incorporated                                                     Massachusetts

                                   EXHIBIT 21
                           FLEET FINANCIAL GROUP, INC.
                         SUBSIDIARIES OF THE REGISTRANT

                                   (Continued)

SUBSIDIARY                                                                    JURISDICTION OF INCORPORATION
----------                                                                    -----------------------------
     First Service Corporation of New England                                           Massachusetts
              First Service Insurance Agency, Inc.                                      Massachusetts
     Essex Leeway Investment Company                                                    Massachusetts
     Parallel Capital Group, L.L.C.  (20%)                                              Delaware
     CBT Realty Corporation                                                             Connecticut

Fleet Trust and Investment Services Company, National Association                       United States

Fleet Bank, National Association                                                        United States
     CF Leasing Corp.                                                                   New Jersey
     C.F. Property, Inc.                                                                New Jersey
     CFN-Cedar Cove, Inc.                                                               New Jersey
     Fleet (NJ) Brokerage Services Inc.                                                 New Jersey
     FFG Asset Holding Company XIII, Inc.                                               Rhode Island
     Fleet Pennsylvania Services Inc.                                                   Delaware
     Connecticut Realty Corp. IV                                                        Rhode Island
     FFG Asset Holding Company B, Inc.                                                  Rhode Island
              Fleet Funding II, Inc.                                                    Massachusetts
     Fleet (NJ) Credit Corp.                                                            New York
     Fleet Capital Markets Group Inc.                                                   New Jersey
     Fleet Connecticut Corp.                                                            Connecticut
     Fleet Global Trade, Limited                                                        Hong Kong
     Fleet LIHTC Corporation                                                            Delaware
     Family Security Corporation                                                        New York
     FJN-Goodlands Inc.                                                                 New Jersey
     Fleet Insurance Agency Corp. - New York                                            New York
     Fleet Insurance Agency (NJ), Inc.                                                  New Jersey
     Fleet NJ Community Development Corp.                                               New Jersey
     Fleet LIHTC II Corporation                                                         Delaware
     Western Project Holding Corp.                                                      New York
     Western Redding Ltd.                                                               New York
     Fleet Financial Pennsylvania Corp.                                                 Pennsylvania
     Fleet (Delaware) Servicing Corp.                                                   Delaware
     Fleet New Jersey Corp.                                                             New Jersey
     Fleet Enterprises Inc.                                                             New York
     International Broadcasting Corporation                                             Delaware
              H.G. Disposition Corp.                                                    Delaware
              I.C. Disposition Corp.                                                    Delaware
     Stuarts Department Stores, Inc.  (12.03%)                                          Delaware
     Citizens First Investment Corp.                                                    New Jersey
              Fleet Delaware Corp.                                                      Delaware
                   FFG-NJ Vehicle Funding Corp. of NJ                                   New Jersey
                   FFG-NJ Vehicle Management Corp.                                      New Jersey
                        FFG-NJ Vehicle Funding Corp.                                    New York

Nobility Hill Realty Trust                                                              Massachusetts
DBT Corp.                                                                               Massachusetts
Shawmut Life Insurance Co., Inc.                                                        Arizona
HNC Realty Company                                                                      Connecticut
GTT Corp.                                                                               Connecticut

                                   EXHIBIT 21
                           FLEET FINANCIAL GROUP, INC.
                         SUBSIDIARIES OF THE REGISTRANT

                                   (Continued)

SUBSIDIARY                                                                    JURISDICTION OF INCORPORATION
----------                                                                    -----------------------------
Indian Head Banks, Inc.                                                                 New Hampshire
     Indian Head Plaza Associates  (50%)

Fleet Financial Corporation                                                             Rhode Island
     Fleet Finance, Inc.                                                                Delaware
              Fleet Consumer Discount Company                                           Pennsylvania
              Fleet Finance of Louisiana, Inc.                                          Louisiana
              Fleet Finance, Inc. of GA                                                 Georgia
              Fleet Finance, Inc.                                                       South Carolina
              Fleet Finance, Inc.                                                       Tennessee

Home Equity USA, Inc.                                                                   Rhode Island
     Home Equity USA, Inc.                                                              Delaware
     Fleet Home Equity USA, Inc.                                                        Florida
     Fleet Insurance Agency, Inc.                                                       Georgia
     Consumer Life Insurance Co.                                                        Arizona
     Fleet Finance, Inc.                                                                Florida
              Fleet Finance & Mortgage, Inc.                                            Florida
     Home Equity USA Loan Co. of Minnesota, Inc.                                        Minnesota
     Fleet Home Equity USA, Inc.                                                        Delaware

Quick & Reilly/Fleet Securities, Inc.                                                   Delaware
     Fleet Clearing Corporation                                                         Delaware
     Q & R Capital Corp.                                                                New York
     Quick & Reilly, Inc.                                                               New York
     Fleet Securities, Inc.                                                             New York
              Quick & Reilly, Ltd.                                                      United Kingdom
     Q & R Charter, Inc.                                                                Delaware
     Quick & Reilly Tara Corporation                                                    Rhode Island
     Financial Systemware, Inc.                                                         Delaware
     SureTrade, Inc.                                                                    Delaware

Fleet Capital Trust I                                                                   Delaware
Fleet Capital Trust II                                                                  Delaware
Fleet Capital Trust III                                                                 Delaware
Fleet Capital Trust IV                                                                  Delaware
Fleet Capital Trust V                                                                   Delaware
Fleet Employee Benefit Services, Inc.                                                   New York
Fleet Mortgage Brokers, Inc.                                                            Florida
Fleet Corporate Finance, Inc.                                                           Massachusetts
FFG Property Holding Corp.                                                              Rhode Island
Fleet Services Corporation                                                              New York
Business Benefits Administrators, Inc.                                                  Massachusetts
     Interpay, Inc.  (69.7%)                                                            Massachusetts
Fleet Community Development Corporation                                                 Rhode Island
AFSA, Inc.                                                                              Rhode Island
Fleet Real Estate, Inc.                                                                 Rhode Island
     Reed Street Partners, L.P.  (99%)
Pioneer Credit Corporation                                                              Connecticut

                                   EXHIBIT 21
                           FLEET FINANCIAL GROUP, INC.
                         SUBSIDIARIES OF THE REGISTRANT

                                   (Continued)

SUBSIDIARY                                                                    JURISDICTION OF INCORPORATION
----------                                                                    -----------------------------
Fleet Property Company                                                                  Rhode Island
     Fleet Center Associates  (45.6%)
     Fleet Garage Associates  (47.5%)
     Fleet Historical Associates  (47.5%)
Fleet Employer Services, Inc.                                                           Delaware
Westminster Properties, Inc.                                                            Delaware
Fleet Real Estate Capital, Inc.                                                         Rhode Island
Fleet Mezzanine Capital, Inc.                                                           Rhode Island
     Fleet Mezzanine Partners
Fleet Overseas Asset Management, Inc.                                                   Rhode Island
     Oechsle International Advisors, L.P.  (36.4%)
FFG Insurance Co., Ltd.                                                                 Bermuda
Industrial Investment Corporation                                                       Rhode Island
     Industrial Investment Corporation - NH                                             New Hampshire
     IIC - NY Corporation                                                               New York

Fleet Private Equity Co., Inc.                                                          Rhode Island
     Fleet Growth Resources, Inc.                                                       Rhode Island
              PEP Guide Fleet, L.L.C.  (99.5%)                                          Delaware
              Navigator Partners, L.P.  (27%)
              Fleet Growth Resources II, Inc.                                           Delaware
                   Fleet Equity Partners VI, L.P.
              Fleet Equity Partners V, L.P.
              Investment Fund Partners
              Fleet Equity Partners VII, L.P.
              Norstar Venture Partners I
              Fleet Venture Partners I
              Fleet Venture Partners II
              Fleet Venture Partners III
              Fleet Venture Partners IV, L.P.
              Mezzanine Capital Fund I, LLC  (29%)                                      Massachusetts
              Navigator Institutional Fund, L.P.
     Fleet Venture Resources, Inc.                                                      Rhode Island

Fleet Bank, F.S.B.                                                                      United States

CN Transportation Company, Inc.                                                         Delaware
Shawmut Association, Incorporated                                                       Massachusetts
NYCE Corporation  (21.1%)                                                               Delaware